Exhibit 5.25

[Letterhead of Saul Ewing LLP]

January 29, 2004

Laidlaw International, Inc.
55 Shuman Blvd.
Naperville, Illinois 60563

Jones Day
77 W. Wacker Drive
Chicago, Illinois 60601

Re:	Laidlaw International, Inc. Registration Statement on Form S-4

Ladies and Gentlemen:

          We have acted as Maryland counsel to EmCare of Maryland, LLC, a Maryland limited liability company (the “Company”), in connection with certain matters of Maryland law arising out of the registration by Laidlaw International, Inc. (“Laidlaw”) of its 10 ¾% Senior Notes due 2011 (the “Notes”), as defined in the Company’s Registration Statement on Form S-4 (the “Registration Statement”), to be filed in connection with the proposed offering by the Company of the Senior Notes.

          As a basis for our opinions, we have examined originals or copies of the following:

(i)	The Registration Statement, as filed by Laidlaw with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”);

(ii)	The prospectus filed by Laidlaw on January 29, 2004 and constituting part of the Registration Statement (the “Prospectus”);

***

BALTIMORE	CHESTERBROOK	HARRISBURG	PHILADELPHIA	PRINCETON	WASHINGTON	WILMINGTON
A DELAWARE LIMITED LIABILITY PARTNERSHIP

Laidlaw International, Inc.
Jones Day

(iii)	a Certificate of Status for the Company issued by the State Department of Assessments and Taxation of Maryland dated January 26, 2004;

(iv)	a certified copy of the Articles of Organization of the Company (the “Articles of Organization”);

(v)	a certified copy of the Operating Agreement of the Company (the “Operating Agreement”);

(vi)	resolutions adopted by the Managers of the Company dated May 22, 2003;

(vii)	a certificate of the Executive Vice President of the Company as to the authenticity of the Articles of Organization and Operating Agreement of the Company, the incumbency of the officers of the Company, the resolutions of the Company’s Members approving the consummation of the transactions contemplated by the Agreement, and other matters that we have deemed necessary and appropriate;

(viii)	a copy of the executed Indenture among Laidlaw, the Company, the other subsidiary guarantors and Deutsche Bank Trust Company Americas, as amended by the First Supplemental Indenture dated as of June 18, 2003 (the “Indenture”);

(ix)	the form of Exchange Guarantee of the Notes to be executed by the Company (the “Guarantee”); and

(x)	such other documents as we have deemed necessary and appropriate to express the opinions set forth in this letter, subject to the limitations, assumptions and qualifications noted below.

          In reaching the opinions set forth below, we have assumed:

          (a)   the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified or photographic copies, and the accuracy and completeness of all documents;

          (b)   the legal capacity of all natural persons executing any documents, whether on behalf of themselves or other persons;

          (c)   that all persons executing any documents on behalf of any party (other than the Company) are duly authorized; and

          (d)   that at the time of authorization of the transaction, William A. Sanger, Todd G. Zimmerman and Ivan R. Cairns were the duly appointed managers of the Company.

Laidlaw International, Inc.
Jones Day

          As to various questions of fact material to our opinions, we have relied upon a certificate and representations of Todd G. Zimmerman, as Executive Vice President of the Company, and have assumed that the Executive Vice President’s certificate and representations continue to remain true and complete as of the date of this letter. We have not examined any court records, dockets, or other public records, nor have we investigated the Company’s history or other transactions, except as specifically set forth in this letter.

          Based on our review of the foregoing and subject to the assumptions and qualifications set forth in this letter, it is our opinion, as of the date of this letter, that:

          1.   The Company is a limited liability company duly formed, validly existing, and in good standing under the laws of the State of Maryland.

          2.   The Company has the company power to execute and perform its obligations under the Indenture and the Guarantee.

          3.   All necessary company action has been taken to authorize the execution, delivery and performance of the Indenture and the Guarantee by the Company.

          In addition to the qualifications set forth above, the opinions set forth in this letter are also subject to the following qualifications:

          (i)   We express no opinion as to the laws of any jurisdiction other than the laws of the State of Maryland.

          (ii)   We assume no obligation to supplement our opinions if any applicable law changes after the date of this letter or if we become aware of any facts that might alter the opinions expressed in this letter after the date of this letter.

          (iii)   Except to the extent otherwise set forth above, we have not made an independent review of any contract or agreement that may have been executed by or may be binding upon the Company, nor have we undertaken to review our internal files or any files of the Company relating to transactions to which the Company may be a party, or, other than as set forth above, to discuss the Company’s transactions or business with any lawyers in our firm or with any managers or members of the Company.

          (iv)   We express no opinion on the application of federal or state securities laws to the transactions contemplated in any documents.

          The opinions expressed in this letter are furnished only with respect to the transactions contemplated by the Registration Statement. The opinions expressed in this letter are limited to the matters set forth in this letter, and no other opinions shall be implied or inferred beyond the matters expressly stated.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of the name of our firm therein. In giving this consent, we do not admit

Laidlaw International, Inc.
Jones Day

that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933.

Very truly yours,

/s/ SAUL EWING LLP

Exhibit 5.25

[Letterhead of Saul Ewing LLP]

January 29, 2004

Laidlaw International, Inc.
55 Shuman Blvd.
Naperville, Illinois 60563

Jones Day
77 W. Wacker Drive
Chicago, Illinois 60601

Re:	Laidlaw International, Inc. Registration Statement on Form S-4

Ladies and Gentlemen:

          We have acted as Pennsylvania counsel to EmCare of Pennsylvania, Inc., a Pennsylvania corporation (“Em Care”), Reimbursement Technologies, Inc., a Pennsylvania corporation, (“RTI”), Laidlaw Transit Management Company, Inc., a Pennsylvania corporation, (“LTMC”), American Medical Response Mid-Atlantic, Inc., a Pennsylvania corporation, (“AMRM”), and Coordinated Health Services, Inc., a Pennsylvania corporation (“CHS”), (Em Care, RTI, LTMC, AMRM and CHS are hereinafter sometimes individually referred to as a “Company” and collectively as the “Companies”), in connection with certain matters of Pennsylvania law arising out of the registration by Laidlaw International, Inc. (“Laidlaw”) of its 10 ¾% Senior Notes due 2011 (the “Notes”), as defined in the Company’s Registration Statement on Form S-4 (the “Registration Statement”), to be filed in connection with the proposed offering by the Company of the Senior Notes.

          As a basis for our opinions, we have examined originals or copies of the following:

(i)	The Registration Statement, as filed by Laidlaw with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”);

***

BALTIMORE	CHESTERBROOK	HARRISBURG	PHILADELPHIA	PRINCETON	WASHINGTON	WILMINGTON
A DELAWARE LIMITED LIABILITY PARTNERSHIP

Laidlaw International, Inc.
Jones Day

(ii)	The prospectus filed by Laidlaw on January 29, 2004 constituting part of the Registration Statement (the “Prospectus”);

(iii)	a Certificate of Good Standing for each Company issued by the Commonwealth of Pennsylvania Department of State;

(iv)	a certified copy of the Articles of Incorporation of each Company (the “Articles of Incorporation”);

(v)	a certified copy of the Bylaws of each Company (the “Bylaws”);

(vi)	resolutions adopted by the Directors of each of the Company dated May 22, 2003;

(vii)	a certificate of an authorized officer of each of the Companies (the “Officers’ Certificates”) as to the authenticity of the Articles of Incorporation and Bylaws of such Company, the incumbency of the officers of such Company, the resolutions of such Company’s Directors, and in the case of RTI, its shareholders, approving the consummation of the transactions contemplated by the Agreement, and other matters that we have deemed necessary and appropriate;

(viii)	a copy of the executed Indenture among Laidlaw, the Companies, the other subsidiary guarantors and Deutsche Bank Trust Company Americas, as amended by the First Supplemental Indenture dated as of June 18, 2003 (the “Indenture”);

(ix)	a draft of the Exchange Guarantee of the Notes by each Company (the “Guarantee”); and

(x)	such other documents as we have deemed necessary and appropriate to express the opinions set forth in this letter, subject to the limitations, assumptions and qualifications noted below.

          In reaching the opinions set forth below, we have assumed:

          (a)   the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified or photographic copies, and the accuracy and completeness of all documents;

          (b)   the legal capacity of all natural persons executing any documents, whether on behalf of themselves or other persons; and

          (c)   that all persons executing any documents on behalf of any party (other than the Companies) are duly authorized.

Laidlaw International, Inc.
Jones Day

          As to various questions of fact material to our opinions, we have relied upon the Officers’ Certificates and the representations set forth therein, and have assumed that each Officer’s Certificate and representations set forth therein continue to remain true and complete as of the date of this letter. We have not examined any court records, dockets, or other public records, nor have we investigated any Company’s history or other transactions, except as specifically set forth in this letter.

          Based on our review of the foregoing and subject to the assumptions and qualifications set forth in this letter, it is our opinion, as of the date of this letter, that:

          1.   Each Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania.

          2.   Each Company has the corporate power to execute and perform its obligations under the Indenture and the Guarantee.

          3.   All necessary corporate action has been taken to authorize the execution, delivery and performance of the Indenture and the Guarantee by each Company.

          In addition to the qualifications set forth above, the opinions set forth in this letter are also subject to the following qualifications:

          (i)   We express no opinion as to the laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania.

          (ii)   We assume no obligation to supplement our opinions if any applicable law changes after the date of this letter or if we become aware of any facts that might alter the opinions expressed in this letter after the date of this letter.

          (iii)   Except to the extent otherwise set forth above, we have not made an independent review of any contract or agreement that may have been executed by or may be binding upon any Company, nor have we undertaken to review our internal files or any files of any Company relating to transactions to which such Company may be a party, or, other than as set forth above, to discuss any Company’s transactions or business with any lawyers in our firm or with any directors or officers of any Company.

          (iv)   We express no opinion on the application of federal or state securities laws to the transactions contemplated in any documents.

          The opinions expressed in this letter are furnished only with respect to the transactions contemplated by the Registration Statement. The opinions expressed in this letter are limited to the matters set forth in this letter, and no other opinions shall be implied or inferred beyond the matters expressly stated.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of the name of our firm therein. In giving this consent, we do not admit

Laidlaw International, Inc.
Jones Day

that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933.

Very truly yours,

/s/ SAUL EWING LLP

Exhibit 5.25

[Letterhead of Saul Ewing LLP]

January 29, 2004

Laidlaw International, Inc.
55 Shuman Blvd.
Naperville, Illinois 60563

Jones Day
77 W. Wacker Drive
Chicago, Illinois 60601

Re:	Laidlaw International, Inc. Registration Statement on Form S-4

Ladies and Gentlemen:

          We have acted as New Jersey counsel to EmCare of New Jersey, Inc., a New Jersey corporation (the “Company”), in connection with certain matters of New Jersey law arising out of the registration by Laidlaw International, Inc. (“Laidlaw”) of its 10 ¾% Senior Notes due 2011 (the “Notes”), as defined in the Company’s Registration Statement on Form S-4 (the “Registration Statement”), to be filed in connection with the proposed offering by the Company of the Senior Notes.

          As a basis for our opinions, we have examined originals or copies of the following:

(i)	The Registration Statement, as filed by Laidlaw with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”);

(ii)	The prospectus filed by Laidlaw on January 29, 2004 constituting part of the Registration Statement (the “Prospectus”);

(iii)	a Certificate of Status for the Company issued by the New Jersey Department of State, Division of Commercial Recording;

(iv)	a certified copy of the Articles of Incorporation of the Company (the “Articles of Incorporation”);

(v)	a certified copy of the Bylaws of the Company (the “Bylaws”);

***

BALTIMORE	CHESTERBROOK	HARRISBURG	PHILADELPHIA	PRINCETON	WASHINGTON	WILMINGTON
A DELAWARE LIMITED LIABILITY PARTNERSHIP

Laidlaw International, Inc.
Jones Day

(vi)	resolutions adopted by the Directors of the Company dated May 22, 2003;

(vii)	a certificate of the an authorized officer of the Company (the “Officer’s Certificate”) as to the authenticity of the Articles of Incorporation and Bylaws of the Company, the incumbency of the officers of the Company, the resolutions of the Company’s Directors approving the consummation of the transactions contemplated by the Agreement, and other matters that we have deemed necessary and appropriate;

(viii)	a copy of the executed Indenture among Laidlaw, the Company, the other subsidiary guarantors and Deutsche Bank Trust Company Americas, as amended by the First Supplemental Indenture dated as of June 18, 2003 (the “Indenture”);

(ix)	a draft of the Exchange Guarantee of the Notes by the Company (the “Guarantee”); and

(x)	such other documents as we have deemed necessary and appropriate to express the opinions set forth in this letter, subject to the limitations, assumptions and qualifications noted below.

          In reaching the opinions set forth below, we have assumed:

          (a)   the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified or photographic copies, and the accuracy and completeness of all documents;

          (b)   the legal capacity of all natural persons executing any documents, whether on behalf of themselves or other persons; and

          (c)   that all persons executing any documents on behalf of any party (other than the Company) are duly authorized.

          As to various questions of fact material to our opinions, we have relied upon the Officer’s Certificate and the representations set forth therein, and have assumed the Officer’s Certificate and representations set forth therein continue to remain true and complete as of the date of this letter. We have not examined any court records, dockets, or other public records, nor have we investigated the Company’s history or other transactions, except as specifically set forth in this letter.

          Based on our review of the foregoing and subject to the assumptions and qualifications set forth in this letter, it is our opinion, as of the date of this letter, that:

          1.   The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of New Jersey.

Laidlaw International, Inc.
Jones Day

          2.   The Company has the corporate power to execute and perform its obligations under the Indenture and the Guarantee.

          3.   All necessary corporate action has been taken to authorize the execution, delivery and performance of the Indenture and the Guarantee by the Company.

          In addition to the qualifications set forth above, the opinions set forth in this letter are also subject to the following qualifications:

          (i)   We express no opinion as to the laws of any jurisdiction other than the laws of the State of New Jersey.

          (ii)   We assume no obligation to supplement our opinions if any applicable law changes after the date of this letter or if we become aware of any facts that might alter the opinions expressed in this letter after the date of this letter.

          (iii)   Except to the extent otherwise set forth above, we have not made an independent review of any contract or agreement that may have been executed by or may be binding upon the Company, nor have we undertaken to review our internal files or any files of the Company relating to transactions to which the Company may be a party, or, other than as set forth above, to discuss the Company’s transactions or business with any lawyers in our firm or with any directors or officers of the Company.

          (iv)   We express no opinion on the application of federal or state securities laws to the transactions contemplated in any documents.

          The opinions expressed in this letter are furnished only with respect to the transactions contemplated by the Registration Statement. The opinions expressed in this letter are limited to the matters set forth in this letter, and no other opinions shall be implied or inferred beyond the matters expressly stated.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of the name of our firm therein. In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933.

Very truly yours,

/s/ SAUL EWING LLP